UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2017

SYNCHRONOSS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	8807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Departure of Certain Officers.

On February 8, 2017, Synchronoss Technologies, Inc. (the “Company”) announced that Karen L. Rosenberger was resigning as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective April 1, 2017 in order to pursue other opportunities. Ms. Rosenberger’s resignation does not result from any disagreement with the Company on any matter relating to the Company’s accounting policies or practices. The Company has initiated an external search for a full time successor as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Hovsepian

		Name:	Ronald W. Hovsepian
		Title:	Chief Executive Officer